Net Loss Per Share Attributable To Ordinary Shareholders - Summary of Basic And Diluted Net Loss Per Share (Details) ¥ / shares in Units, $ / shares in Units, ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥) ¥ / shares shares	Dec. 31, 2021 USD ($) $ / shares shares	Dec. 31, 2020 CNY (¥) ¥ / shares shares	Dec. 31, 2019 CNY (¥) ¥ / shares shares
Numerator:
Net loss	¥ (816,547)	$ (128,135)	¥ (470,618)	¥ (704,888)
Accretion of convertible redeemable preferred shares	(508,627)	(79,815)	(1,304,498)	(877,999)
Net loss attributable to ordinary shareholders of the Company	¥ (1,325,174)	$ (207,950)	¥ (1,775,116)	¥ (1,582,887)
Denominator:
Weighted average number of ordinary shares used in computing basic and diluted loss per ordinary share	96,306,113	96,306,113	18,782,620	18,782,620
Net loss per ordinary share basic and diluted | (per share)	¥ (13.76)	$ (2.16)	¥ (94.51)	¥ (84.27)